                                                                    Exhibit 10.2


                                ENDORSEMENT NO. 4

                                       to

                       CASUALTY EXCESS OF LOSS REINSURANCE
                              AGREEMENT NO. 6404-07

                                     between

                         PENN-AMERICA INSURANCE COMPANY

                              Hatboro, Pennsylvania

                   (hereinafter referred to as the "COMPANY")


                                       and

                        NATIONAL REINSURANCE CORPORATION

                              Stamford, Connecticut

                  (hereinafter referred to as the "REINSURER")

IT IS MUTUALLY AGREED that effective at 12:01 a.m., January 1, 1994, this Agreement is amended as follows:

1. For losses occurring after the effective time and date of this Endorsement, as respects in force, new and renewal business, ARTICLE 6 - LIABILITY OF THE REINSURER is deleted and replaced by the following:

     ARTICLE 6 - LIABILITY OF THE REINSURER

     The REINSURER shall be liable to the COMPANY for the amount of net loss sustained by the COMPANY in excess of the COMPANY'S Retention, but not exceeding the Limit of Liability of the REINSURER as stipulated in the Schedule or Reinsurance.

                             SCHEDULE OF REINSURANCE

Class of Business          COMPANY                   Limit of Liability
                           Retention                 of the REINSURER

Casualty                   $300,000                  $2,700,000
                           Each Occurrence           Each Occurrence


2. ARTICLE 8 - REINSURANCE PREMIUM is deleted in its entirety and replace by the following:

     ARTICLE 8 - REINSURANCE PREMIUM

     The COMPANY shall pay to the REINSURER 10.833% of the subject written premium for each annual period during the term of this Agreement.

3. In consideration of the reduction in rate the REINSURER shall return to the COMPANY, as soon as practicable after the effective time and date of this Endorsement 9.167% of the unearned premium as respects policies the subject matter hereof, in force at such time.

4.   ARTICLE 24 - CONTINGENT COMMISSION is deleted in its entirety.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement No. 4 to be
executed in duplicate, in Hatboro, Pennsylvania this     day of     , 1994.


                                           PENN-AMERICA INSURANCE COMPANY

                                           /s/ Jon Saltzman
                                           -------------------------------------

ATTEST: /s/ Linda M. Cameron
       ---------------------

And in Stamford Connecticut, this 24th day of February, 1994.


                                           NATIONAL REINSURANCE CORPORATION

                                           /s/ ILLEGIBLE
                                           -------------------------------------
                                                       Vice President

ATTEST: /s/ ILLEGIBLE
       ----------------------

                                ENDORSEMENT NO. 5

                                       to

                       CASUALTY EXCESS OF LOSS REINSURANCE
                              AGREEMENT NO. 6404-07

                                     between

                         PENN-AMERICA INSURANCE COMPANY

                              Hatboro, Pennsylvania

                   (hereinafter referred to as the "COMPANY")


                                       and

                        NATIONAL REINSURANCE CORPORATION

                              Stamford, Connecticut

                  (hereinafter referred to as the "REINSURER")

IT IS MUTUALLY AGREED that effective at 12:01 a.m., May 1,
1994, EXHIBIT A - EXCLUSIONS of this Agreement is amended as follows:

     Item x. of Exclusion 14. is deleted and replaced by the following:

       x. Liquor law liability other than the following: host liquor; and, Liquor law liability when written in conjunction with the COMPANY'S Restaurant Pak program;

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement No. 5 to be
executed in duplicate, in Hatboro, Pennsylvania this     day of           ,1994.



                                             PENN-AMERICA INSURANCE COMPANY

                                             /s/ Jon Saltzman
                                             -----------------------------------
ATTEST: /s/ John DiBiasi
       ------------------

And in Stamford Connecticut, this 29th day of April, 1994.


                                             NATIONAL REINSURANCE CORPORATION

                                             /s/ ILLEGIBLE
                                             -----------------------------------
                                                     Vice President

ATTEST: /s/ ILLEGIBLE
       ------------------------

                            CASUALTY EXCESS OF LOSS
                             REINSURANCE AGREEMENT



                              NATIONAL REINSURANCE
                                  CORPORATION



                              Commercial Liability:
                              2,700,000 xs 300,000


*Includes: EPL, ECO, and CLASH Coverages

                       CASUALTY EXCESS OF LOSS REINSURANCE
                              AGREEMENT NO. 6404-07


                                    between


                        NATIONAL REINSURANCE CORPORATION
                              Stamford, Connecticut
                  (hereinafter referred to as the "REINSURER")


                                      and


                         PENN-AMERICA INSURANCE COMPANY
                              Hatboro, Pennsylvania
                   (hereinafter referred to as the "COMPANY")

                                ENDORSEMENT NO. 6
                            (TERMINATION ENDORSEMENT)

                                       to

                       CASUALTY EXCESS OF LOSS REINSURANCE
                              AGREEMENT NO. 6404-07

                                     between

                         PENN-AMERICA INSURANCE COMPANY
                              Hatboro, Pennsylvania
                   (hereinafter referred to as the "COMPANY")

                                       and

                        NATIONAL REINSURANCE CORPORATION
                              Stamford, Connecticut
                  (hereinafter referred to as the "REINSURER")



IT IS MUTUALLY AGREED that effective at 12:01 a.m., January 1, 1995, this Agreement is terminated. The REINSURER shall not be liable for losses taking place after the effective time and date of termination, in consideration of which the REINSURER shall return the unearned premium, if any, (less applicable commission) with respect to business the subject matter hereof, in force at the effective time and date of termination.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement No. 6 to be
executed in duplicate, in Hatboro, Pennsylvania this      day of          ,1995.



                                             PENN-AMERICA INSURANCE COMPANY

                                             /s/ Jon Saltzman
                                             -----------------------------------
ATTEST: /s/ John DiBiasi
       -------------------

And in Stamford Connecticut, this 4th day of January, 1995.

                                             NATIONAL REINSURANCE CORPORATION

                                             /s/ ILLEGIBLE
                                             -----------------------------------
                                                     Vice President

ATTEST: /s/ ILLEGIBLE
       -------------------